--------------------------------------------------------------------------------
     2002 Semiannual Report
--------------------------------------------------------------------------------

     JANUS VENTURE FUND
     ---------------------------------------------------------------------------

                                                            [LOGO] JANUS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

    Portfolio Manager Commentary
      and Schedule of Investments ...................................     1

    Statement of Assets and Liabilities .............................     5

    Statement of Operations .........................................     6

    Statement of Changes in Net Assets ..............................     7

    Financial Highlights ............................................     8

    Notes to Schedule of Investments ................................     9

    Notes to Financial Statements ...................................    10

    Explanation of Charts and Tables ................................    14

    Shareholder Meeting .............................................    16

--------------------------------------------------------------------------------
If you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS VENTURE FUND (closed to new investors)       Will Bales, portfolio manager

As consumer confidence ebbed and flowed during the last few months of 2001, the Federal Reserve slashed short-term interest rates to levels not seen since the early 1960s to help stimulate the economy. As 2002 unfolded, however, it was an extreme ride in both directions for stocks of all sizes. Investor moods swung between full-fledged optimism for an economic recovery and dire concerns for a delayed rebound.

Against this backdrop, the Fund offered a solid return of 18.55% for the six months ended April 30, 2002, and slightly trailed its benchmark, the Russell 2000 Index, which returned 20.03%.(1)

[PHOTO]

Positive contributors to the Fund included Ball Corporation, which makes metal and plastic food and beverage packaging. The Fund's largest holding, Ball's excellent cash flow model was further enhanced from a series of market-wide price increases in its beverage can lines. I'm also impressed with management's demonstrated desire to pay down debt and repurchase its stock.

Flow Serve, a newer holding, also advanced. The company, which makes high-pressure pumps and valves for cyclical industries such as chemical, power and water, is enjoying efficient synergies from two acquisitions in as many years. Moreover, the company's strong revenue outlook should further benefit from the up-tick in its cyclical customer base as a result of an expected improvement in the economy.

Accredo Health, a dominant player in specialized pharmacy delivery services, offered a solid return as well. A longtime holding, Accredo's focus on exclusive distribution contracts makes it one of only three players in this high-margin niche market.

The upturn in the advertising market helped lift our holdings in Getty Images, the world's largest library of stock image photography, and Radio One, the top broadcasting firm targeting African Americans. Their leading market shares make Getty and Radio One direct beneficiaries of an improving advertising space, which has resulted in their strong performance. Although we still consider both stocks properly valued, we took some profits in Radio One by trimming the Fund's position about 25% during its recent climb.

Insurance continues to represent an important theme in the Fund, particularly in the long wake of September 11. Our selective holdings include PMA Capital Corp, HCC Insurance Holdings, Berkley and IPC Holdings, which are incorporating dramatic and sustainable price increases that directly translate into higher profits and, eventually, higher share price appreciation.

Meanwhile, negative contributors to the Fund included Stellent, which declined with the broader technology market. Although Stellent plans to buy back up to $20 million in shares - a key fundamental in our view - we plan to watch this holding closely going forward.

Broadband systems maker Microtune and software enabler Numerical Technology also lost ground, but we continue to trust our research findings on these two holdings and added to our positions. Much of Microtune's setback is pinned on increased research and development expenses, which should pay off in the long term. Similarly, we think Numerical's products and industry alliances offer it strong market presence among companies that will ride the next generation of sub-wavelength semiconductors.

In contrast, we liquidated our position in Riverstone, which manufactures high-speed networking equipment for telecommunications companies that provide metro-area online services. After several disappointing earnings periods and a longstanding poor revenue picture, we felt the company may not be positioned to ride out the brutal telecom downturn.

Elsewhere, we recently acquired holdings in pharmaceutical firm Salix, a market-driven specialty pharmaceutical company focused on physicians specializing in gastroenterology. We also added TTM Technologies, whose short-run and prototype product niche we think helps buffer it from the commodity-like pressures inherent in the circuit board space. Movie rental franchise Hollywood Entertainment and arts and crafts retailer AC Moore also were introduced to the Fund, as we favor their quality consumer and cash rich models that serve a growing demand for home-based activities.

Going forward, we believe the outlook for small-cap stocks is very positive. Moreover, we believe the Fund is positioned with a broad range of market-driven, cash-rich holdings that should respond favorably to the eventual upturn. In any environment, we seek out small-cap companies that are more established than most, and which demonstrate a long track record of strong cash flow, high margins, deep market share and visionary leadership.

Thank you for your investment in Janus Venture Fund.

(1)  All returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                           Janus Venture Fund  April 30, 2002  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Profile
(% of Net Assets)                            April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              99.8%                97.5%
  Foreign                                              8.3%                 3.8%
    European                                             --                 0.8%
Top 10 Equities                                       27.1%                26.8%
Number of Stocks                                         88                   90
Cash and Cash Equivalents                              0.2%                 2.5%

Top 5 Industries
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Medical - Hospitals                                    8.1%                 6.3%
Radio                                                  6.3%                 6.9%
Human Resources                                        5.0%                 3.3%
Property and Casualty Insurance                        4.1%                   --
Pharmacy Services                                      4.0%                 2.4%

Top 10 Equity Holdings
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Ball Corp.                                             3.2%                 3.2%
Province Healthcare, Inc.                              3.1%                 2.4%
Flowserve Corp.                                        2.9%                   --
LifePoint Hospitals, Inc.                              2.7%                 2.3%
Career Education Corp.                                 2.6%                 1.9%
Accredo Health, Inc.                                   2.6%                 2.4%
Dynacare, Inc.                                         2.6%                   --
Insight Enterprises, Inc.                              2.5%                 2.8%
Getty Images, Inc.                                     2.5%                 1.1%
IPC Holdings, Ltd.                                     2.4%                 0.3%

Average Annual Total Return - for the periods ended April 30, 2002

One Year       Five Year       Ten Year       Since 4/30/85*
(2.16)%         12.58%          10.74%            14.28%

Janus Venture
Fund
$96,780

Russell 2000
Index
$59,845

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Venture Fund and the Russell 2000 Index. Janus Venture Fund is represented by a shaded area of blue. The Russell 2000 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through April 30, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Venture Fund ($96,780) as compared to the Russell 2000 Index ($59,845).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanation of Charts and Tables."

This Fund has been significantly impacted by investing in initial public offerings (IPOs), and may not experience similar performance in the future. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

The Russell 2000 Index is an index that measures the performance of the 2,000 smallest companies in the Russell 3,000 Index with an average market capitalization of approximately $417.1 million as of April 30, 2002. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Funds that emphasize investments in smaller companies may experience greater price volatility.

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 99.5%
Advertising Sales - 1.9%
     505,750    Lamar Advertising Co.* ......................     $   21,711,847

Advertising Services - 2.4%
     797,030    Getty Images, Inc.* .........................         27,744,614

Airlines - 0.7%
     414,544    WestJet Airlines, Ltd.*,** ..................          8,120,909

Building - Mobile Home and Manufactured Housing - 0.6%
     132,460    Winnebago Industries, Inc. ..................     $    6,185,882

Chemicals - Specialty - 1.1%
     612,035    Symyx Technologies, Inc.* ...................         12,020,367

Circuit Boards - 1.4%
   1,983,015    TTM Technologies, Inc.* .....................         16,298,400

Commercial Services - Finance - 1.1%
     735,020    Euronet Worldwide, Inc.* ....................         12,046,978

See Notes to Schedule of Investments.

2  Janus Venture Fund  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS VENTURE FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Computer Services - 1.0%
     294,440    CIBER, Inc.* ................................     $    2,061,080
     634,505    Tier Technologies, Inc. - Class B* ..........          9,549,300

                                                                      11,610,380

Computers - Voice Recognition - 1.2%
     865,255    TALX Corp.# .................................         14,103,656

Consulting Services - 2.5%
     530,350    Corporate Executive Board Co.* ..............         20,153,300
     237,680    FTI Consulting, Inc.* .......................          8,513,698

                                                                      28,666,998

Containers - Metal and Glass - 3.2%
     756,680    Ball Corp. ..................................         35,980,134

Data Processing and Management - 1.4%
     529,145    InterCept, Inc.* ............................         16,075,425

Diagnostic Kits - 0.4%
     139,700    Biosite, Inc.* ..............................          4,365,625

E-Commerce/Products - 0.5%
     480,845    Global Sports, Inc.* ........................          6,226,943

Electronic Components - Semiconductors - 3.2%
     403,005    Cree, Inc.* .................................          4,751,429
   1,900,450    Microtune, Inc.* ............................         21,190,017
     839,170    OmniVision Technologies, Inc.* ..............          9,969,340

                                                                      35,910,786

Electronic Design Automation - 1.7%
     241,265    Magma Design Automation, Inc.* ..............          4,330,707
   1,129,930    Numerical Technologies, Inc.* ...............         14,734,287

                                                                      19,064,994

Enterprise Software and Services - 1.8%
     542,070    Legato Systems, Inc.* .......................          3,740,283
     706,511    Retek, Inc.* ................................         16,672,953

                                                                      20,413,236

Finance - Mortgage Loan Banker - 0.3%
      93,405    Federal Agricultural Mortgage Corp.
                  - Class C* ................................          3,522,303

Hotels and Motels - 1.5%
     472,915    Fairmont Hotels & Resorts, Inc.*,** .........         13,539,575
     148,825    Orient-Express Hotel, Ltd. - Class A* .......          2,951,200

                                                                      16,490,775

Human Resources - 5.0%
     202,880    Administaff, Inc.* ..........................          4,656,096
     383,025    AMN Healthcare Services, Inc.* ..............         11,801,000
     267,225    Cross Country, Inc.* ........................          8,086,228
     919,300    Exult, Inc.* ................................          8,025,489
     765,640    Labor Ready, Inc.* ..........................          6,890,760
     477,955    Medical Staffing Network Holdings, Inc.* ....         11,585,629
     633,975    MPS Group, Inc.* ............................          5,705,775

                                                                      56,750,977

Industrial Automation and Robotics - 0.5%
     168,005    Brooks Automation, Inc.* ....................          5,989,378

Instruments - Controls - 1.0%
     306,880    Mettler-Toledo International, Inc.* .........     $   11,799,536

Insurance Brokers - 1.6%
     552,700    Brown & Brown, Inc. .........................         18,349,640

Internet Applications Software - 0.5%
     984,360    Stellent, Inc.*,# ...........................          5,187,577

Internet Content - Information/News - 1.3%
     766,375    SkillSoft Corp.* ............................         14,721,297

Lasers - Systems and Components - 0.8%
     189,390    Cymer, Inc.* ................................          8,952,465

Machinery - Pumps - 2.9%
     961,055    Flowserve Corp.* ............................         33,156,398

Medical - Biomedical and Genetic - 1.8%
     549,625    Enzon, Inc.* ................................         20,468,035

Medical - Drugs - 2.0%
     450,850    Priority Healthcare Corp. - Class B* ........         13,408,279
     637,820    Salix Pharmaceuticals, Ltd.* ................          9,451,855

                                                                      22,860,134

Medical - Generic Drugs - 0.4%
     195,035    Taro Pharmaceutical Industries, Ltd.* .......          4,280,238

Medical - HMO - 1.6%
     292,215    Centene Corp.* ..............................          7,536,225
     279,305    Mid Atlantic Medical Services, Inc.* ........         10,175,081

                                                                      17,711,306

Medical - Hospitals - 8.1%
     737,330    LifePoint Hospitals, Inc.* ..................         30,967,860
     691,430    Medcath Corp.* ..............................         12,480,311
     907,845    Province Healthcare Co.* ....................         34,961,111
     459,825    United Surgical Partners International, Inc.*         13,288,942

                                                                      91,698,224

Medical - Outpatient and Home Medical Care - 1.9%
     809,425    Apria Healthcare Group, Inc.* ...............         21,036,956

Medical Information Systems - 1.5%
   1,058,435    Eclipsys Corp.* .............................         16,946,603

Medical Instruments - 0.8%
     737,375    MedSource Technologies, Inc.* ...............          9,578,501

Medical Labs and Testing Services - 2.6%
   1,728,110    Dynacare, Inc.*,# ...........................         29,187,778

Medical Products - 1.9%
     250,000    Cerus Corp.*,ss. ............................         12,802,500
      35,370    Cooper Companies, Inc. ......................          1,874,610
     378,465    Wright Medical Group, Inc.* .................          7,175,696

                                                                      21,852,806

Multi-Line Insurance - 1.8%
     772,715    HCC Insurance Holdings, Inc. ................         20,090,590

Oil Field Machinery and Equipment - 0.6%
     254,545    Universal Compression Holdings, Inc.* .......          6,249,080

Optical Recognition Equipment - 0.7%
     556,885    Optimal Robotics Corp.* .....................          8,308,724

Pharmacy Services - 4.0%
     450,950    Accredo Health, Inc.* .......................         29,189,994
     920,880    MIM Corp.* ..................................         16,391,664

                                                                      45,581,658

See Notes to Schedule of Investments.

                                           Janus Venture Fund  April 30, 2002  3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS VENTURE FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Physical Therapy and Rehabilitation Center - 1.1%
     461,290    RehabCare Group, Inc.* ......................     $   12,293,378

Property and Casualty Insurance - 4.1%
     460,925    Arch Capital Group, Ltd.* ...................         13,449,792
     922,410    PMA Capital Corp. ...........................         22,110,168
     176,645    W. R. Berkley Corp. .........................         10,687,023

                                                                      46,246,983

Radio - 6.3%
     397,995    Cox Radio, Inc. - Class A* ..................         11,398,577
     326,770    Cumulus Media, Inc. - Class A* ..............          6,120,402
     244,690    Entercom Communications Corp.* ..............         12,785,053
     781,800    Radio One, Inc.* ............................         17,512,320
   1,095,970    Radio One, Inc. - Class D* ..................         23,453,758

                                                                      71,270,110

Reinsurance - 2.4%
     811,830    IPC Holdings, Ltd. ..........................         27,683,403

Resorts and Theme Parks - 1.2%
     725,585    Six Flags, Inc.* ............................         13,278,206

Retail - Apparel and Shoe - 0.3%
     106,880    Talbots, Inc. ...............................          3,676,672

Retail - Arts and Crafts - 1.2%
     285,915    A.C. Moore Arts & Crafts, Inc.* .............         13,169,245

Retail - Bedding - 1.0%
     311,145    Linens 'N Things, Inc.* .....................         10,796,732

Retail - Computer Equipment - 2.5%
   1,092,545    Insight Enterprises, Inc.* ..................         28,515,425

Retail - Office Supplies - 1.7%
     684,995    School Specialty, Inc.*,# ...................         19,433,308

Retail - Video Rental - 1.1%
     598,525    Hollywood Entertainment Corp.* ..............         12,353,556

Schools - 2.6%
     653,030    Career Education Corp.* .....................         29,353,699

Security Services - 0.3%
     160,010    Kroll, Inc.* ................................          2,966,585

Semiconductor Equipment - 0.5%
     111,935    Varian Semiconductor Equipment
                  Associates, Inc.* .........................          5,229,603

Telecommunication Equipment - 0.4%
     320,935    CommScope, Inc.* ............................          5,096,448

Transportation - Services - 0.6%
     367,850    UTI Worldwide, Inc. .........................          7,357,000

Transportation - Truck - 0.1%
      72,474    Heartland Express, Inc.* ....................          1,419,766

Wireless Equipment - 0.9%
     610,700    Crown Castle International Corp.* ...........          4,458,110
     493,060    Powerwave Technologies, Inc.* ...............          5,887,136

                                                                      10,345,246
--------------------------------------------------------------------------------
Total Common Stock (cost $939,194,559) ......................      1,127,803,518
--------------------------------------------------------------------------------
Preferred Stock - 0.3%
Internet Infrastructure Software - 0.3%
         416,667  Plumtree Software, Inc. - Series E ss.
                  (cost $4,000,003) .........................     $    4,000,003
--------------------------------------------------------------------------------
Time Deposit - 0.9%
$ 10,100,000    State Street Bank and Trust Co.
                  1.875%, 5/1/02 (cost $10,100,000) .........         10,100,000
--------------------------------------------------------------------------------
Total Investments (total cost $953,294,562) - 100.7% ........      1,141,903,521
--------------------------------------------------------------------------------
Liabilities, net of Cash Receivables and
  Other Assets - (0.7%) .....................................        (8,498,539)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $1,133,404,982
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              2.7%         $   30,634,603
Canada                                               5.2%             59,156,986
Israel                                               0.4%              4,280,238
United States++                                     91.7%          1,047,831,694
--------------------------------------------------------------------------------
Total                                              100.0%         $1,141,903,521

++Includes Short-Term Securities (90.9% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Canadian Dollar 6/21/02           8,700,000      $    5,538,372    $    (70,130)
--------------------------------------------------------------------------------
Total                                            $    5,538,372    $    (70,130)

See Notes to Schedule of Investments.

4  Janus Venture Fund  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of April 30, 2002 (unaudited)
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------
Assets:
Investments at cost                                                 $    953,295

Investments at value                                                $  1,141,904
  Cash                                                                     1,526
  Receivables:
    Investments sold                                                       2,198
    Fund shares sold                                                         119
    Dividends                                                                 27
    Interest                                                                   1
  Other assets                                                                18
--------------------------------------------------------------------------------
Total Assets                                                           1,145,793
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                 10,811
    Fund shares repurchased                                                  417
    Advisory fees                                                            607
    Transfer agent fees and expenses                                         198
  Accrued expenses                                                           285
  Forward currency contracts                                                  70
--------------------------------------------------------------------------------
Total Liabilities                                                         12,388
--------------------------------------------------------------------------------
Net Assets                                                          $  1,133,405
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                           25,845

--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      43.85
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                           Janus Venture Fund  April 30, 2002  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the six months ended
April 30, 2002 (unaudited)
(all numbers in thousands)

--------------------------------------------------------------------------------
Investment Income:
  Interest                                                          $        164
  Dividends                                                                  542
  Foreign tax withheld                                                       (1)
--------------------------------------------------------------------------------
Total Investment Income                                                      705
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                            3,586
  Transfer agent fees and expenses                                         1,044
  Registration fees                                                           23
  Postage and mailing expenses                                                85
  Custodian fees                                                              49
  Printing expenses                                                          123
  Audit fees                                                                  14
  Trustees' fees and expenses                                                  4
  Other expenses                                                              12
--------------------------------------------------------------------------------
Total Expenses                                                             4,940
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                     (60)
--------------------------------------------------------------------------------
Net Expenses                                                               4,880
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                             (4,175)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                   30,206
  Net realized gain/(loss) from foreign
    currency transactions                                                    202
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                     158,426
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                   188,834
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $    184,659
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Venture Fund  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2002 (unaudited)
and for the fiscal year ended October 31
(all numbers in thousands)                                                2002            2001
----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $    (4,175)    $    (4,689)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                       30,408       (254,656)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                   158,426       (493,334)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations        184,659       (752,679)
----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                    --              --
  Net realized gain from investment transactions*                           --       (377,370)
----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                               --       (377,370)
----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           27,711          72,253
  Reinvested dividends and distributions                                    --         354,857
  Shares repurchased                                                  (88,243)       (210,432)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               (60,532)         216,678
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  124,127       (913,371)
Net Assets:
  Beginning of period                                                1,009,278       1,922,649
----------------------------------------------------------------------------------------------
  End of period                                                   $  1,133,405    $  1,009,278
----------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $  1,176,292    $  1,236,824
  Accumulated net investment income/(loss)*                            (4,174)               1
  Accumulated net realized gain/(loss) from investments*             (227,252)       (257,660)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                      188,539          30,113
----------------------------------------------------------------------------------------------
                                                                  $  1,133,405    $  1,009,278
----------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                              658           1,505
  Reinvested distributions                                                  --           6,959
----------------------------------------------------------------------------------------------
Total                                                                      658           8,464
----------------------------------------------------------------------------------------------
  Shares repurchased                                                   (2,099)         (4,515)
Net Increase/(Decrease) in Fund Shares                                 (1,441)           3,949
Shares Outstanding, Beginning of Period                                 27,286          23,337
----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       25,845          27,286
----------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $    540,506    $    871,695
  Proceeds from sales of securities                                    581,849         924,919
  Purchases of long-term U.S. government obligations                        --              --
  Proceeds from sales of long-term U.S. government obligations              --              --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                           Janus Venture Fund  April 30, 2002  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
six months ended April 30, 2002 (unaudited)
and through each fiscal year ended October 31     2002           2001           2000           1999           1998           1997

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $    36.99     $    82.39     $    89.71     $    49.81     $    58.84     $    57.16
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                      (.16)             --             --             --           (.09)           .16
  Net gains/(losses) on securities
    (both realized and unrealized)                   7.02        (29.02)           6.94          44.31            .43           6.80
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     6.86        (29.02)           6.94          44.31            .34           6.96
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*              --             --             --             --          (.07)             --
  Distributions (from capital gains)*                  --        (16.38)        (14.26)         (4.41)         (9.30)         (5.28)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    --        (16.38)        (14.26)         (4.41)         (9.37)         (5.28)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $    43.85     $    36.99     $    82.39     $    89.71     $    49.81     $    58.84
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                     18.55%       (40.67)%          3.79%         94.42%          1.07%         13.38%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)       $1,133,405     $1,009,278     $1,922,649     $1,860,355     $1,035,868     $1,252,341
Average Net Assets for the Period
  (in thousands)                               $1,112,633     $1,312,759     $2,504,381     $1,350,642     $1,174,220     $1,379,145
Ratio of Gross Expenses to
  Average Net Assets***(1)                          0.90%          0.87%          0.87%          0.93%          0.94%          0.94%
Ratio of Net Expenses to
  Average Net Assets***(1)                          0.88%          0.86%          0.86%          0.92%          0.93%          0.92%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                 (0.76)%        (0.36)%        (0.35)%        (0.55)%        (0.29)%          0.11%
Portfolio Turnover Rate***                            90%            70%            87%           104%            90%           146%

(1)  See "Explanation of Charts and Tables."
    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

8  Janus Venture Fund  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

 * Non-income-producing security
** A portion of this security has been segregated to cover segregation requirements on forward currency contracts.

ss. SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES

                                                                                      Value as
                                     Acquisition    Acquisition         Fair            % of
                                        Date            Cost            Value        Net Assets
-----------------------------------------------------------------------------------------------
Cerus Corp.                            8/30/00     $12,500,000      $   12,802,500      1.13%
Plumtree Software, Inc. - Series E     5/19/00       4,000,003           4,000,003      0.35%
                                                                    ---------------------------
                                                                    $   16,802,503      1.48%
-----------------------------------------------------------------------------------------------

The Fund has registration rights for certain restricted securities held as of April 30, 2002. The issuer incurs all registration costs.

Illiquid securities are valued at fair value determined in good faith under procedures established by and under the supervision of the trustees.

#The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended April 30, 2002:

                                              Purchases                      Sales            Realized        Dividend  Market Value
                                         Shares        Cost         Shares         Cost      Gain/(Loss)       Income    at 4/30/02
------------------------------------------------------------------------------------------------------------------------------------
Dynacare, Inc.                         1,844,415   $ 20,288,565     116,305   $  1,279,355  $    578,028          --    $ 29,187,778
School Specialty, Inc.                        --             --     235,780      4,558,256     1,157,134          --      19,433,308
Stellent, Inc.                           400,640      7,122,984     273,445     11,749,650    (7,450,284)         --       5,187,577
Talx Corp.                                    --             --          --             --            --          --      14,103,656
------------------------------------------------------------------------------------------------------------------------------------
                                                   $ 27,411,549               $ 17,587,261  $ (5,715,122)         --    $ 67,912,319
------------------------------------------------------------------------------------------------------------------------------------

                                           Janus Venture Fund  April 30, 2002  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies of Janus Venture Fund (the "Fund") and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Fund invests primarily in equity securities. The Fund is diversified as defined in the 1940 Act.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

The Fund may enter into futures contracts and options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

10  Janus Venture Fund  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

                                          Janus Venture Fund  April 30, 2002  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER
     TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets.

Janus Services LLC, a wholly owned subsidiary of Janus Capital Management LLC ("Janus Capital"), receives an annual fee of 0.16% of the Fund's average net assets, for transfer agent services plus reimbursement of certain out of pocket expenses (primarily postage and telephone charges).

Officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides a shareholder accounting system to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced on the net fees paid to DST for the period ended April 30, 2002, are noted below.

     DST Securities, Inc.               Fund
         Commissions                  Expense
            Paid*                    Reduction*                  DST Fees
================================================================================
             --                          --                      $103,458
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constitute commissions paid to an unaffiliated clearing broker.

12  Janus Venture Fund  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2001, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire October 31, 2009.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2002, are also noted below:

 Accumulated      Federal Tax       Unrealized       Unrealized          Net
Capital Losses       Cost          Appreciation    (Depreciation)   Appreciation
--------------------------------------------------------------------------------
$(255,853,338)    $961,244,610     $283,764,018    $(103,105,107)   $180,658,911
--------------------------------------------------------------------------------

                                          Janus Venture Fund  April 30, 2002  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS AND TABLES (unaudited)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through April 30, 2002.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended April 30, 2002. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

14  Janus Venture Fund  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                          Janus Venture Fund  April 30, 2002  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHAREHOLDER MEETING

Each of the prosposals described below were considered at a special meeting of the Fund's Shareholders. The meeting was held on January 31, 2002. Tabulations of the votes received on each of the proposals presented at the meeting appear below. Each vote reported represents a value held on the record date for the meeting.

PROPOSAL 1
To elect a board of Trustees of the Trust.

                                     Number of Shares              Percentage of Outstanding Shares    Percentage of Shares Voted
Trustees                Affirmative      Withheld         Total     Affirmative  Withheld    Total   Affirmative  Withheld    Total
------------------------------------------------------------------------------------------------------------------------------------
Thomas H. Bailey      13,231,258,082   734,360,127   13,965,618,209    55.39%      3.07%     58.46%     94.74%      5.26%    100.00%
Dennis B. Mullen      13,643,194,130   322,424,079   13,965,618,209    57.11%      1.35%     58.46%     97.69%      2.31%    100.00%
James T. Rothe        13,644,665,214   320,952,995   13,965,618,209    57.12%      1.34%     58.46%     97.70%      2.30%    100.00%
William D. Stewart    13,646,777,141   318,841,068   13,965,618,209    57.13%      1.33%     58.46%     97.72%      2.28%    100.00%
Martin H. Waldinger   13,641,999,929   323,618,280   13,965,618,209    57.11%      1.35%     58.46%     97.68%      2.32%    100.00%
------------------------------------------------------------------------------------------------------------------------------------

PROPOSAL 2
To consider and approve a new investment advisory agreement between Janus Investment Fund, on behalf of the Fund, and Janus Capital Corporation.

                                                                        Number of Shares
                                         Record
Fund                                  Total Shares      Affirmative          Against          Abstain
-------------------------------------------------------------------------------------------------------
Janus Venture Fund                      27,387,073       12,961,720          832,294           624,192
-------------------------------------------------------------------------------------------------------

                                    Percentage of Outstanding Shares      Percentage of Shares Voted

Fund                                Affirmative   Against    Abstain   Affirmative   Against    Abstain
-------------------------------------------------------------------------------------------------------
Janus Venture Fund                     47.33%      3.04%      2.28%       89.90%      5.77%      4.33%
-------------------------------------------------------------------------------------------------------

PROPOSAL 3
To authorize the trustees to adopt an Amended and Restated Agreement and Declaration of Trust.

                                                                                 Number of Shares
                                         Record                                                                Broker
Fund                                  Total Shares      Affirmative          Against          Abstain         Non-Votes
-----------------------------------------------------------------------------------------------------------------------
Janus Investment Fund                23,887,649,912   12,373,917,860       894,447,064      243,937,574      453,315,711
------------------------------------------------------------------------------------------------------------------------

                                             Percentage of Outstanding Shares                 Percentage of Shares Voted
                                                                            Broker                                       Broker
Fund                                    Affirmative   Against    Abstain   Non-Vote  Affirmative    Against    Abstain  Non-Votes
---------------------------------------------------------------------------------------------------------------------------------
Janus Investment Fund                      51.80%      3.74%      1.02%      1.90%     88.60%        6.40%      1.75%      3.25%
---------------------------------------------------------------------------------------------------------------------------------

PROPOSAL 4A
To approve rescission of the fundamental restriction concerning the diversification of the Fund's investments.

                                                                                 Number of Shares
                                         Record                                                                Broker
Fund                                  Total Shares      Affirmative          Against          Abstain         Non-Votes
-----------------------------------------------------------------------------------------------------------------------
Janus Venture Fund                     27,387,073       11,527,941          1,073,223          643,009        1,174,033
-----------------------------------------------------------------------------------------------------------------------

                                             Percentage of Outstanding Shares                 Percentage of Shares Voted
                                                                            Broker                                       Broker
Fund                                    Affirmative   Against    Abstain   Non-Vote  Affirmative    Against    Abstain  Non-Votes
---------------------------------------------------------------------------------------------------------------------------------
Janus Venture Fund                         42.09%      3.92%      2.35%      4.29%     79.96%        7.44%      4.46%      8.14%
---------------------------------------------------------------------------------------------------------------------------------

16 and 17  Janus Venture Fund  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHAREHOLDER MEETING (continued)

PROPOSAL 4B
To approve revisions to the fundamental restriction concerning the Fund's investments in commodities.

                                                                                 Number of Shares
                                         Record                                                                Broker
Fund                                  Total Shares      Affirmative          Against          Abstain         Non-Votes
-----------------------------------------------------------------------------------------------------------------------
Janus Venture Fund                     27,387,073       11,241,207          1,344,656          658,310        1,174,033
-----------------------------------------------------------------------------------------------------------------------

                                             Percentage of Outstanding Shares                 Percentage of Shares Voted
                                                                            Broker                                       Broker
Fund                                    Affirmative   Against    Abstain   Non-Vote  Affirmative    Against    Abstain  Non-Votes
---------------------------------------------------------------------------------------------------------------------------------
Janus Venture Fund                         41.05%      4.91%      2.40%      4.29%     77.96%        9.33%      4.57%      8.14%
---------------------------------------------------------------------------------------------------------------------------------

PROPOSAL 4C
To approve revisions to the fundamental restriction concerning the lending of the Fund's portfolio securities.

                                                                                 Number of Shares
                                         Record                                                                Broker
Fund                                  Total Shares      Affirmative          Against          Abstain         Non-Votes
-----------------------------------------------------------------------------------------------------------------------
Janus Venture Fund                     27,387,073       11,218,030          1,350,116          676,027        1,174,033
-----------------------------------------------------------------------------------------------------------------------

                                             Percentage of Outstanding Shares                 Percentage of Shares Voted
                                                                            Broker                                       Broker
Fund                                    Affirmative   Against    Abstain   Non-Vote  Affirmative    Against    Abstain  Non-Votes
---------------------------------------------------------------------------------------------------------------------------------
Janus Venture Fund                         40.96%      4.93%      2.47%      4.29%     77.81%        9.36%      4.69%      8.14%
---------------------------------------------------------------------------------------------------------------------------------

PROPOSAL 4D
To approve revisions to the fundamental restriction concerning borrowing money and issuing senior securities.

                                                                                 Number of Shares
                                         Record                                                                Broker
Fund                                  Total Shares      Affirmative          Against          Abstain         Non-Votes
-----------------------------------------------------------------------------------------------------------------------
Janus Venture Fund                     27,387,073       11,294,955          1,260,803          688,415        1,174,033
-----------------------------------------------------------------------------------------------------------------------

                                             Percentage of Outstanding Shares                 Percentage of Shares Voted
                                                                            Broker                                       Broker
Fund                                    Affirmative   Against    Abstain   Non-Vote  Affirmative    Against    Abstain  Non-Votes
---------------------------------------------------------------------------------------------------------------------------------
Janus Venture Fund                         41.24%      4.61%      2.51%      4.29%     78.34%        8.74%      4.78%      8.14%
---------------------------------------------------------------------------------------------------------------------------------

18 and 19  Janus Venture Fund  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

20  Janus Venture Fund  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                          Janus Venture Fund  April 30, 2002  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       [LOGO] JANUS

                              www.janus.com

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Funds distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (5/02)
                                                                      VE45-06/02

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------